Exhibit 28 (h) (4) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

FUND ACCOUNTING AGREEMENT

THIS AGREEMENT dated as of March 1, 2011 is made, severally and not jointly (except that the parties agree that the calculation required by paragraph 31 hereunder shall be joint and not several) by and between the registered investment companies listed on Schedule I to this Agreement, as it may be amended from time to time (each stand-alone registered investment company and each series company of a registered investment company a “Fund” and collectively the “Funds”) and The Bank of New York Mellon, a New York corporation authorized to do a banking business, having its principal place of business at One Wall Street, New York, New York 10286 (hereinafter called the “Bank”).

WITNESSETH:

In consideration of the mutual agreements herein contained, the Funds and the Bank hereby agree as follows:

1.       The Funds hereby appoint the Bank to perform the duties hereinafter set forth.

2.       The Bank hereby accepts appointment and agrees to perform the duties hereinafter set forth.

3.       Subject to the provisions of paragraphs 4 and 5 below, the Bank shall compute the net asset value per share of each class of shares of each Fund listed on Schedule I hereto (all references to “Fund” shall be deemed to include all classes of the Fund) and shall value the securities held by each Fund (the “Securities”) at such times and dates and in the manner specified in the then currently effective registration statement or offering memorandum (the “Offering Materials”) of each Fund, except that notwithstanding any language in the Offering Materials, in no event shall the Bank be required to determine, or have any obligations with respect to, whether a market price represents any fair or true value, nor to adjust any price to reflect any events or announcements, including, without limitation, those with respect to the issuer thereof, it being agreed that all such determinations and considerations shall be solely for each Fund. However, the Bank agrees to incorporate into its calculation of a Fund’s net asset value any price or factor given by a Fund or by a third party valuation service upon instruction by a Fund.

4.       To the extent valuation of Securities or computation of a Fund’s net asset value as specified in the Fund’s then currently effective Offering Materials is at any time inconsistent with any applicable laws or regulations, the Fund shall immediately so notify the Bank in writing and thereafter shall either furnish the Bank at all appropriate times with the values of such Securities and each Fund’s net asset value, or subject to the prior approval of the Bank, instruct the Bank in writing to value the Securities and compute each Fund’s net asset value in a manner which the Fund then represents in writing to be consistent with all applicable laws and regulations. A Fund may also from time to time, subject to the prior approval of the Bank, instruct the Bank in writing to compute the value of the Securities or a Fund’s net asset value in a manner other than as specified in paragraph 3 of this Agreement. By giving such instruction, the Fund shall be deemed to have represented that such instruction is consistent with all applicable laws and regulations and the then currently effective Offering Materials of the Fund. The Fund shall have sole responsibility for determining the method of valuation of Securities and the method of computing each Fund’s net asset value.

5.       The Fund shall furnish the Bank with any and all instructions, explanations, information, specifications and documentation as deemed reasonably necessary by the Bank in the performance of its duties hereunder, including, without limitation, the amounts or written formula for calculating the amounts and times of accrual of Fund’s liabilities and expenses. The Bank shall not be required to include as a Fund’s liabilities and expenses, nor as a reduction of net asset value, any accrual for any federal, state, or foreign income taxes unless the Fund shall have specified to the Bank the precise amount of the same to be included in liabilities and expenses or used to reduce net asset value. In calculating the prices for Securities the Bank will use the price services authorized by an authorized person for a Fund listed on Appendix B to this Agreement (“Authorized Persons List”). Such authorized person shall provide the list of authorized pricing services to the Bank in a writing signed by such authorized person substantially in the form of Appendix C to this Agreement. The Bank shall be entitled to rely on the last Appendix C signed by an authorized person actually received by the Bank. A Fund shall also furnish the Bank with bid, offer, or market values of Securities if the Bank notifies the Fund that same are not available to the Bank from a Fund’s Authorized Pricing Services. At any time and from time to time, a Fund also may furnish the Bank with bid, offer, or market values of Securities and instruct the Bank to use such information in its calculations hereunder.

6.       The Bank shall advise the Fund, the Fund’s custodian and the Fund’s transfer agent of the net asset value of each Fund upon completion of the computations required to be made by the Bank pursuant to this Agreement.

7.       The Bank shall, as agent for the Fund, maintain and keep current the books, accounts and other documents, if any, and perform the additional duties, listed in Appendix A hereto and made a part hereof, as such Appendix A may be amended from time to time. Such books, accounts and other documents shall be made available upon reasonable request for inspection by officers, employees and auditors of a Fund during the Bank’s normal business hours, and shall be preserved for a period of seven (7) years. The Bank and the Fund’s intend to enter into a Service Level Guidelines Agreement (“SLA”), that may be amended from time to time by the parties, that will outline the Fund’s expectations with respect to specific services to be provided by the Bank and the operational mechanics of providing such services.

8.       All records maintained and preserved by the Bank pursuant to this Agreement which a Fund is required to maintain and preserve in accordance with the above-mentioned Rules shall be and remain the property of a Fund and shall be surrendered to a Fund promptly upon request in the form in which such records have been maintained and preserved. Upon reasonable request of a Fund, the Bank shall provide in hard copy or electronic format, whichever the Bank shall elect, any records included in any such delivery which are maintained by the Bank on a computer disc, or are similarly maintained, and a Fund shall reimburse the Bank for its expenses of providing the same.

9.       The Bank, in performing the services required of it under the terms of this Agreement, shall be entitled to rely fully on the accuracy and validity of any and all instructions, explanations, information, specifications and documentation furnished to it by the Fund and shall have no duty or obligation to review the accuracy, validity or propriety of such instructions, explanations, information, specifications or documentation, including, without limitation, evaluations of Securities; the amounts or formula for calculating the amounts and times of accrual of a Fund’s liabilities and expenses; the amounts receivable and the amounts payable on the sale or purchase of Securities; the amounts receivable or amounts payable for the sale or redemption of Fund shares effected by or on behalf of the Fund. In the event the Bank’s computations hereunder rely, in whole or in part, upon information, including, without limitation, bid, offer or market values of Securities or other assets, or accruals of interest or earnings thereon, from Authorized Pricing Services, the Bank shall not be responsible for, under any duty to inquire into, or deemed to make any assurances with respect to, the accuracy or completeness of such information.

10.       The Bank shall not be required to inquire into any valuation of Securities or other assets by a Fund or any third party described in preceding paragraph 9 hereof, even though the Bank in performing services similar to the services provided pursuant to this Agreement for others may receive different valuations of the same or different securities of the same issuers.

11.        The Bank, in performing the services required of it under the terms of this Agreement, shall not be responsible for determining whether any interest accruable to a Fund is or will be actually paid, but will accrue such interest until otherwise instructed by a Fund.

12.       The Bank shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions; loss, malfunctions of utilities or communication services, accidents; labor disputes; acts of civil or military authority or governmental actions. Nor shall the Bank be responsible for delays or failures to supply the information or services specified in this Agreement where such delays or failures are caused by the failure of any person(s) other than the Bank to supply any instructions, explanations, information, specifications or documentation deemed reasonably necessary by the Bank in the performance of its duties under this Agreement.

13.       No provision of this Agreement shall prevent the Bank from offering services similar or identical to those covered by this Agreement to any other corporations, associations or entities of any kind. Any and all operational procedures, techniques and devices developed by the Bank in connection with the performance of its duties and obligations under this Agreement, including those developed in conjunction with a Fund, shall be and remain the property of the Bank, and the Bank shall be free to employ such procedures, techniques and devices in connection with the performance of any other contract with any other person whether or not such contract is similar or identical to this Agreement.

14.       The Bank may, with respect to questions of law, apply to and obtain the advice and opinion of counsel to the independent trustees of a Fund or counsel that is mutually agreed upon by a Fund and Bank and shall be entitled to rely on the advice or opinion of such counsel.

15.       The Bank shall be entitled to rely upon any oral instructions received by the Bank and reasonably believed by the Bank to be given by or on behalf of a Fund, even if the Bank subsequently receives written instructions contradicting such oral instructions. The books and records of the Bank with respect to the content of any oral instruction shall be binding and conclusive.

16.       Notwithstanding any other provision in this Agreement, the Bank shall have no duty or obligation with respect to, including without limitation, any duty or obligation to determine, or advise or notify a Fund of: (a) the taxable nature of any distribution or amount received or deemed received by, or payable to, a Fund; (b) the taxable nature or effect on a Fund or its shareholders of any corporate actions, class actions, tax reclaims, tax refunds, or similar events; (c) the taxable nature or taxable amount of any distribution or dividend paid, payable or deemed paid, by a Fund to its shareholders; or (d) the effect under any federal, state, or foreign income tax laws of a Fund making or not making any distribution or dividend payment, or any election with respect thereto.

17.       The Bank shall be held to a standard of reasonable care in carrying out the provisions of this Agreement except as otherwise provided in this Agreement. The Bank shall not be liable for any loss, damage or expense, including counsel fees and other costs and expenses of a defense against any claim or liability, resulting from, arising out of, or in connection with its performance hereunder, including its actions or omissions, the incompleteness or inaccuracy of any specifications or other information furnished by the Fund, or for any delays caused by circumstances beyond the Bank’s control, unless such loss, damage or expense arises out of the negligence or willful misconduct of the Bank. In no event shall the Bank be liable to the Funds or any third party for special, indirect, or consequential damages, or for lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action.

18.       Without limiting the generality of the foregoing, the Fund shall indemnify the Bank against and save the Bank harmless from any loss, damage or expense, including counsel fees and other costs and expenses of a defense against any claim or liability, arising from any one or more of the following:

(a) Errors in records or instructions, explanations, information, specifications or documentation of any kind, as the case may be, supplied to the Bank by any third party described in preceding paragraph 9 hereof or by or on behalf of a Fund;

(b) Action or inaction taken or omitted to be taken by the Bank pursuant to written or oral instructions of the Fund or otherwise without negligence or willful misconduct;

(c) Any action taken or omitted to be taken by the Bank in good faith in accordance with the advice or opinion of counsel for the independent trustees of a Fund;

(d) Any improper use by a Fund or its agents, distributor or investment advisor of any valuations or computations supplied by the Bank pursuant to this Agreement;

(e) The method of valuation of the Securities, provided that such valuation is carried out in accordance with preceding paragraph 5 of this Agreement, and the method of computing each Fund’s net asset value; or

(f) Any valuations of Securities or net asset value provided by the Fund.

19.       In consideration for all of the services to be performed by the Bank as set forth herein the Bank shall be entitled to receive reimbursement for all out-of-pocket expenses and such compensation as may be agreed upon in writing from time to time between the Bank and the Fund.

20.        Attached hereto as Appendix B is a list of persons duly authorized to give any written or oral instructions, or written or oral specifications, by or on behalf of the Fund. From time to time the Fund may deliver a new Appendix B to add or delete any person and the Bank shall be entitled to rely on the last Appendix B actually received by the Bank.

21.       The Fund represents and warrants to the Bank that it has all requisite power to execute and deliver this Agreement, to give any written or oral instructions contemplated hereby, and to perform the actions or obligations contemplated to be performed by it hereunder, and has taken all necessary action to authorize such execution, delivery, and performance.

22.       The Bank represents and warrants to each Fund that:

(a) it has all requisite powers to execute and deliver this Agreement and to perform the actions or obligations contemplated to be performed by it hereunder, and has taken all necessary action to authorize such execution, delivery and performance;

(b) it is conducting its business in material compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted.

(c) In connection with the Funds’ obligations under Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) the Bank agrees as follows:

(1) the Bank agrees to reasonably cooperate with the Funds and the Funds’ Chief Compliance Officer in the administration of the Funds’ compliance program (“Compliance Program”) as required by the Securities and Exchange Commission (“SEC”);

(2) the Bank has implemented and maintains policies and procedures reasonably designed to prevent, detect and promptly correct any violations of Federal Securities Laws with respect to services the Bank provides to the Funds (“Compliance Procedures”);

(3) the Bank will provide summaries of such Compliance Procedures that may affect in any material respect, the services provided hereunder by the Bank to the Funds;

(4) the Bank periodically reviews the adequacy of such Compliance Procedures and the effectiveness of their implementation and upon the request of a Fund, will provide the then current summaries of internal Compliance Procedures between such reviews;

(5) in the event that an officer or employee of the Bank administering this Agreement has actual knowledge of the occurrence of a “Material Compliance Matter” (as defined in Rule 38a-1(e)(2)) which the Bank reasonably believes is related to or will affect the Fund, the Bank will, if permitted by law and the Bank’s regulators, notify the Fund of such occurrence;

(6) except where prohibited by law, regulations or rule or as may be directed or instructed by the Bank’s regulators, the Bank agrees to notify the Funds following quarter-end of any inspections by, or other inquiries received from, the SEC or any other regulatory or law enforcement agency after the date of this certification, which relate to the services provided by the Bank to the Funds hereunder. For the avoidance of doubt, such notification obligation shall be satisfied if the notice is contained in any publicly available regulatory filing.

(d) The Bank will maintain throughout the term of this Agreement, such contingency plans as it reasonably believes to be necessary and appropriate to recover its operations from the occurrence of a disaster and which are consistent with any statute or regulations to which it is subject that imposes business resumption and contingency planning standards. The Bank agrees to provide the Funds with a summary of its contingency plan as it relates to the systems used to provide the services hereunder and to provide the Funds with periodic updates of such summary upon the Funds’ reasonable request.

(e)       The Bank shall perform the services listed in Appendix A hereto, as such Appendix A may be amended from time to time.

23.       This Agreement shall not be assignable by a Fund without the prior written consent of the Bank, or by the Bank without the prior written consent of each Fund.

24.       This Agreement shall become effective on the date first written above and shall remain in full force and effect for a period of four (4) years from the effective date of the Agreement (the “Initial Term”) and shall automatically continue in full force and effect after such Initial Term unless either party terminates this Agreement by written notice to the other party at least six (6) months prior to the expiration of the Initial Term. Additionally, if the Bank (or any of its affiliates) engages in (i) any act or omission which constitutes a breach of any representation, warranty, term, or obligation contained in this Agreement, which upon notice the Bank has not cured within 5 business days or (ii) any act or omission which constitutes negligence, reckless misconduct, willful malfeasance, or lack of good faith in fulfilling the terms and obligations of this Agreement, then each Fund shall have the right to immediately terminate this Agreement.

25.       Either party may terminate this Agreement at any time after the Initial Term upon at least ninety (90) days prior written notice to the other party. Upon the date set forth in such notice, the Bank shall deliver to the Fund all records then the property of the Fund and, upon such delivery, the Bank shall be relieved of all duties and responsibilities under the Agreement.

26.       This Agreement may not be amended or modified in any manner except by written agreement executed on behalf of both parties hereto.

27.        All laws and rules of construction of the State of New York (other than those relating to choice of laws) shall govern the rights, duties and obligations of the parties hereto. The Fund and the Bank hereby consent to the exclusive jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and the Bank each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

28.       The performance and provisions of this Agreement are intended to benefit only the Bank and each Fund, and no rights shall be granted to any other person by virtue of this Agreement.

29.       The Bank hereby represents and warrants that it has implemented and shall maintain appropriate measures designed to satisfy the requirements of federal and New York law applicable to the Bank with respect to the confidentiality of the portfolio holdings and transactions of each Fund. Upon request, the Bank shall annually make available to each such Fund such summaries or audit reports, including any SAS 70 report, as the Bank generally makes available to its similar customers.

30.       The Bank is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of those registered investment companies which are business trusts and agrees that the obligations and liabilities assumed by a registered investment company or any Fund pursuant to this Agreement, including without limitation, any obligations or liability to indemnify the Bank, shall be limited in any case to the relevant Fund and its assets and that the Bank shall not seek satisfaction of any such obligation from the shareholders of the relevant Fund, from any other Fund nor its shareholders, from the Trustees, Officers, employees or agents of the registered investment company or Fund, or any of them. In addition, in connection with the discharge and satisfaction of any claim made by the Bank involving more than one Fund, the Trustees or Officers of such Funds shall have the exclusive right to determine the appropriate allocations of liability for any claim between or among the Funds.

31.       [          ]

Each of the registered investment companies or series thereof listed on Schedule I to this Agreement

By:_/s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

Attest:_not attested

THE BANK OF NEW YORK MELLON

By: /s Andrew Pfeifer

Name: Andrew Pfeifer

Title: Vice President

Attest:_not attested

APPENDIX A TO FUND ACCOUNTING AGREEMENT

BETWEEN

THE BANK OF NEW YORK MELLON

AND

THE FEDERATED FUNDS

I.       The Bank of New York Mellon (the “Bank”), as agent for The Federated Funds (the “Fund”), shall maintain the following records on a daily basis for each Fund.

1.       Report of priced portfolio securities

2.       Statement of net asset value per share

II.       The Bank shall maintain the following records on a monthly basis for each Fund:

1.       General Ledger

2.       General Journal

3.       Cash Receipts Journal

4.       Cash Disbursements Journal

5.       Subscriptions Journal

6.       Redemptions Journal

7.       Accounts Receivable Reports

8.       Accounts Payable Reports

9.       Open Subscriptions/Redemption Reports

10.       Transaction (Securities) Journal

11.       Broker Net Trades Reports

III.       The Bank shall prepare a Holdings Ledger on a quarterly basis, and a Buy-Sell Ledger (Broker’s Ledger) on a semiannual basis for each Fund

The above reports may be printed according to any other required frequency to meet the requirements of the Internal Revenue Service, the Securities and Exchange Commission and the Fund’s Auditors.

IV.       For internal control purposes, the Bank uses the Account Journals provided by The Bank of New York Mellon Custody System to record daily settlements of the following for each Fund:

1.       Securities bought

2.       Securities sold

3.       Interest received

4.       Dividends received

5.       Capital stock sold

6.       Capital stock redeemed

7.       Other income and expenses

All portfolio purchases for the Fund are recorded to reflect expected maturity value and total cost including any prepaid interest.

V.       The Bank shall monitor the triggers used to determine when the ITG fair value pricing procedures may be invoked, as further detailed in the SLA, and inform the appropriate Federated personnel that triggers had been met.

VI.       The Bank shall complete monthly preferred shares “asset coverage” test (as that term is defined in Section 18(h) of the Investment Company Act of 1940, as amended) following the compliance procedures contained in the SLA, as such SLA may be amended from time to time by mutual agreement of the parties (the “Compliance Procedures”).

VII.       The Bank shall complete monthly preferred shares basic maintenance amount test for Fitch Ratings, Ltd. (“Fitch”) following the Compliance Procedures.

VIII.       The Bank shall complete monthly preferred shares basic maintenance amount test for Moody’s Investors Service, Inc. (“Moody’s”) following the Compliance Procedures.

APPENDIX B

The Authorized Persons List, as amended from time to time, is hereby incorporated by reference.

CERTIFICATE OF AUTHORIZED PERSONS
(The Fund – Oral and Written Instructions)

[          ]

APPENDIX C

FAIR PRICING AUTHORIZATION MATRIX

[          ]

SCHEDULE I

(UPDATED AS OF 8/1/12)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Emerging Market Debt Fund

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Prudent Absolute Return Fund (formerly, Federated Market Opportunity Fund)

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

SCHEDULE II

Accounting, Administration and Custody Fee Schedule

Effective March 1, 2011

[          ]

SCHEDULE III

Security Pricing Fee Rate Card
(per day per security)
Vendor	Asset Type	Asset Group	Daily Fee
StatPro (FRI)	Fixed	FOREIGN BOND	0.80
JP Morgan (Bear Stearns PricingDirect)	Derivatives	CR.DEFAULT SWAPS	4.00
		INT.RATE. SWAPS	0.50
		SWAPTION	1.00
	Fixed	CMO	2.00
		FHLMC	0.80
		FNMA	0.80
		FOREIGN BOND	0.80
		INTEREST ONLY BOND	0.80
		MORTGAGE RELATED	0.80
		CORPORATE BOND	0.40
		INFLATION INDEX	0.40
		PRINCIPAL ONLY BOND	0.40
		GNMA1	0.25
		GNMA2	0.25
		GOVERNMENT BOND	0.25
		TREASURY BILL	0.25
		TREASURY BOND	0.25
		TREASURY NOTE	0.25
IDC	Derivatives	FUTURE	0.15
		OPTION	0.15
		SWAPTIONS	0.10
	Equity	FOREIGN STOCK	0.50
		EQUITY(COMMON STOCK)	0.15
		MUTUAL FUND	0.15
		PREFERRED STOCK	0.15
		RIGHT	0.15
		WARRANTS	0.15
	Fixed	FOREIGN BOND	1.11
		MORTGAGE RELATED	0.89
		CONVERTIBLE BOND	0.56
		CORPORATE BOND	0.56
		DEMAND NOTE	0.56
		FHLMC	0.56
		FNMA	0.56
		GNMA1	0.56
		GNMA2	0.56
		GOVERNMENT BOND	0.56
		INFLATION INDEX	0.56
		INTEREST ONLY BOND	0.56
		PRINCIPAL ONLY BOND	0.56
		STEPPED BOND	0.56
		TREASURY BILL	0.56
		TREASURY BOND	0.56
		TREASURY NOTE	0.56
	Money Market	CERTIFICATE OF DEPOSIT	0.56
		COMMERCIAL PAPER	0.56
		MONEY MARKET	0.56
JJ Kenny	Money Market	MONEY MARKET	0.28
	Muni	MUNICIPAL BOND	0.60
Markit Partners	Derivatives	Cr. Df. Swap In.Tranche	4.55
		Swaption on CDS	3.48
		Swaption on CDX	3.48
		CMBX Index Swap	2.27
		CDSwap Single Name ABS	2.27
		ABX Index Swap	2.27
		Volatility Swap	2.17
		Interest Rate Swaption	1.52
		Cr.Df.Swap Single Name	1.52
		Cr. Default Swap Index	1.52
		Swaption on IRS	1.45
		Option	1.27
		Index Option	1.27
		Equity Option	1.27
		Debt Option	1.27
		Total Return Swap	1.14
		FX / Currency Option	0.99
		Zero Coupon IR Swap	0.99
		Currency Swap	0.61
		Interest Rate Swap	0.61
Muller (IDC)	Fixed	CORPORATE BOND	0.56
		DEMAND NOTE	0.56
		FHLMC	0.56
		FNMA	0.56
		FOREIGN BOND	1.11
		GOVERNMENT BOND	0.56
		MORTGAGE RELATED	0.89
		TREASURY BILL	0.56
		TREASURY BOND	0.56
		TREASURY NOTE	0.56
	Money Market	CERTIFICATE OF DEPOSIT	0.56
		COMMERCIAL PAPER	0.56
		MONEY MARKET	0.56
		TIME DEPOSITS	0.56
	Muni	MUNICIPAL BOND	0.61
Reuters	Derivatives	FUTURE/OPTIONS	0.10

	Equity	EQUITY(COMMON STOCK)	0.08
		FOREIGN STOCK	0.10
		PREFERRED STOCK	0.08
		WARRANTS	0.08
	Fixed	CONVERTIBLE BOND	0.50
		CORPORATE BOND	0.30
		FHLMC	0.15
		FNMA	0.15
		FOREIGN BOND	0.40
		GNMA1	0.30
		GNMA2	0.30
		GOVERNMENT BOND	0.15
		INFLATION INDEX	0.10
		MORTGAGE RELATED	0.50
		TREASURY BILL	0.15
		TREASURY BOND	0.15
		TREASURY NOTE	0.15
	Money Market	MONEY MARKET	0.08

FIRST AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS FIRST AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and Bank desire to amend the Agreement subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Schedule I to the Agreement is hereby amended and updated to add the following Funds, effective March 25, 2011:

Muni Fixed Income Funds:

•         Federated Municipal Ultrashort Fund, a portfolio of Federated Fixed Income Securities, Inc.

•         Federated Premier Municipal Income Fund

•         Federated Premier Intermediate Municipal Income Fund

•         Federated Short-Intermediate Duration Municipal Trust

Other Funds:

•         Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust

•         Federated International Bond Fund, a portfolio of Federated International Series, Inc.

•         Federated International Bond Strategy Portfolio, a portfolio of Federated Managed Pool Series

•         Federated Emerging Market Debt Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated Prudent DollarBear Fund, a portfolio of Federated Income Securities Trust

•         Federated InterContinental Fund, a portfolio of Federated Equity Funds

•         Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc.

•         Federated International Strategic Value Dividend Fund, a portfolio of Federated Equity Funds

2. The Agreement shall remain in full force and effect as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 25, 2011.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Andrew Pfeifer

Title: Vice President

COMPLIANCE SUPPORT SERVICES ADDENDUM

TO

FUND ACCOUNTING AGREEMENT

This Compliance Support Services Addendum is effective as of May 31, 2012 by and between the investment companies listed on Exhibit 1 to this Addendum (each a “Fund” and collectively, the “Funds”) and THE BANK OF NEW YORK MELLON (“BNY Mellon”).

BACKGROUND:

A.       The Funds and BNY Mellon are parties to a certain Fund Accounting Agreement dated March 1, 2011, as amended (the “Agreement”).

B.       This Addendum is intended to supplement the Agreement with regard to additional services offered by BNY Mellon and shall be applicable solely to the Funds identified at Exhibit 1 hereto.

C.       Each Fund hereby instructs BNY Mellon to provide the compliance support services (“Support Services”) described in this Addendum, and BNY Mellon acknowledges such instruction and is willing to provide such Support Services pursuant to the terms set forth herein.

D.       This Background section is hereby incorporated by reference in and made a part of this Addendum.

TERMS:

In consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.       BNY Mellon shall provide, or cause its affiliates to provide, the Support Services, as they are described at Exhibit 2 hereto, subject to all applicable terms and conditions of the Agreement.

2.       As compensation for providing the Support Services, the Funds shall pay BNY Mellon a fee or fees as may be agreed to from time to time in writing by the parties hereto.

Each Fund hereby represents and warrants to BNY Mellon that (i) the terms of this Addendum, (ii) the fees and expenses associated with this Addendum and (iii) any benefits accruing to BNY Mellon and/or any affiliate of such Fund relating to this Addendum have been fully disclosed to the Board of Trustees of the Fund and that, if required by applicable law, such Board of Trustees has approved or will approve the terms of this Addendum, any such fees and expenses, and any such fees and expenses, and any such benefits.

3.       Notwithstanding any provision of this Addendum, the Support Services are not, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of a Fund or any other person. Neither this Addendum nor the provision of the Support Services establishes or is intended to establish an attorney-client relationship between BNY Mellon and a Fund or any other person.

4.        While BNY Mellon, when providing certain of the Support Services, may identify out-of-compliance conditions, BNY Mellon does not, and could not for the fees charged, make any guarantees, representations or warranties with respect to its ability to identify any or all such conditions.

5.       The parties hereto acknowledge that all work produced by BNY Mellon in providing the Support Services, and the performance of the Support Services in general, by BNY Mellon pursuant to this Addendum will be a the request and direction of each Fund and Fund’s chief compliance officer (“CCO”). BNY Mellon disclaims liability to the Fund, and the Fund is solely responsible, for the selection, qualifications and performance of the Fund’s CCO and the adequacy and effectiveness of the Fund’s compliance program.

6.       BNY Mellon shall not be responsible for: (a) delays in the transmission to it by the Funds, the Funds’ adviser and entities unaffiliated with BNY Mellon (collectively, for this Addendum, “Third Parties”) of data required for the Support Services, (b) inaccuracies of, errors in or omissions of, such data provided to it by any Third Party, and (c) review of such data provided to it by any Third Party. This Section 6 is a limitation of responsibility provision for the benefit of BNY Mellon, and shall not be used to imply any responsibility or liability against BNY Mellon.

7.       Miscellaneous.

(a) As hereby supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall control with respect to the Support Services.

(b) This Addendum may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to the Addendum shall constitute the valid and binding execution hereof by such party.

(c) If any provision or provisions of this Addendum shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized officers designated below on the date and year noted below.

On behalf of each of the Funds indicated on Exhibit 1,

as may be amended from time to time

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Jay F. Nusblatt

Name: Jay F. Nusblatt

Title: Head of U.S. Fund Accounting and Authorized Signer

Effective Date: May 31, 2012

EXHIBIT 1

Fund/Portfolio Name

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Municipal Ultrashort Fund

Federated Premier Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Global Equity Fund

Federated Unconstrained Bond Fund

Federated Market Opportunity Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated Emerging Market Debt Fund

Federated Prudent DollarBear Fund

Federated InterContinental Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

EXHIBIT 2

Compliance Support Services

Description	Frequency

1.       Provision of compliance policies and procedures for each applicable BNY Mellon line of business, summary and regulatory mapping of procedures

2.       Certification letter attesting BNY Mellon’s compliance with such policies and procedures.

3.       Host the Fund’s CCO at BNY Mellon’s operations location.

4.       CCO group meetings with Fund’s CCO and other CCOs on regulatory issues and industry best practices.

Annually, with interim updates on an as-needed basis. Quarterly or annually at client’s request. Annually. Annually.

THE BANK OF NEW YORK MELLON

May 31, 2012

The Federated Family of Funds

Re: Compliance Support Services Fees

Dear Sir/Madam:

This letter constitutes our agreement with respect to compensation to be paid to The Bank of New York Mellon (“BNY Mellon”) under the terms of the Compliance Support Services Addendum dated on or about the date hereof (the “Addendum”) to the Fund Accounting Agreement dated March 1, 2011, as amended (the “Agreement”) between the investment companies listed on Exhibit 1 thereto (each a “Fund” and collectively, the “Funds”) and BNY Mellon for compliance support services provided to or on behalf of the Funds as set forth on Exhibit 2 to the Addendum. The fee for the compliance support services set forth on such Exhibit 2 to the Addendum shall be $5,000 per year for the fund accounting and financial reporting service line. This fee shall be allocated evenly among the Funds.

Such fees are in addition to, and in no way affect, other fees to which the parties hereto have agreed (or in the future agree) with respect to the Agreement or any amendment thereto.

All services provided pursuant to the Addendum are provided subject to reimbursement of BNY Mellon’s out-of-pocket expenses. Out-of-pocket expenses are assessed at cost and include, but are not limited to, independent compliance reviews, overnight express charges, travel costs, transmission expenses, and all other miscellaneous fees incurred on behalf of the Funds in connection with such services.

If the foregoing accurately sets forth our agreement regarding the fees for the services referred to herein and you intend to be legally bound hereby, please execute a copy of this letter and return it to BNY Mellon.

Very truly yours,

THE BANK OF NEW YORK MELLON

By: Jay F. Nusblatt
Name: Jay F. Nusblatt
Title: Head of U.S. Fund Accounting and
Authorized Signer

Agreed and accepted:

On behalf of each of the Funds indicated on Exhibit 1 to the Addendum, as may be amended from time to time.

By: /s/ Richard A. Novak

Name: Richard A. Novak

Title: Treasurer

Second amendment never completed.

THIRD AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012 and April 28, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names of certain Funds to Schedule I, effective April 28, 2014; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 28, 2014.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 4/28/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Enhanced Treasury Income Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund)

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Absolute Return Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FOURTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, amended March 25, 2011, December 31, 2012, April 28, 2014, and December 1, 2014, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2014.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/1/14)

A.       Money Market Funds

Federated Automated Government Cash Reserves

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

Federated Unconstrained Bond Fund

FIFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 6/25/15)

A.                  Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SIXTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: _/s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez_
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/16)

A.                  Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and delete certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: _/s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /a/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 08/1/17)

B.                  Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.

EIGHTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: __/s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 10/1/17)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

NINTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of November 1, 2017.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez___________________
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 11/1/17)

A.                  Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

TENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez___________________
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/1/17)

A.                  Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

ELEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to and remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2018.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By:_/s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 09/01/18)

A.                  Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund

TWELFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2018.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Deborah M. Molini
Name: Deborah M. Molini
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/18)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund

THIRTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2019

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Deborah M. Molini
Name: Deborah M. Molini
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 03/01/19)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund

FOURTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 1, 2019

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Deborah M. Molini
Name: Deborah M. Molini
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez
Name: Armando Fernandez
Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 04/01/19)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

Federated Mid-Cap Index Fund

Federated Muni and Stock Advantage Fund

Federated Strategic Value Dividend Fund

FIFTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2019

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Deborah Molini Kraus
Name: Deborah Molini Kraus
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell
Name: James Farrell
Title: Vice-President

SCHEDULE I

(UPDATED AS OF 06/01/19)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

Federated Mid-Cap Index Fund

Federated Muni and Stock Advantage Fund

Federated Strategic Value Dividend Fund

SIXTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2020.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Deborah Molini Kraus
Name: Deborah Molini Kraus
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell_
Name: James Farrell
Title: Vice-President

SCHEDULE I

(UPDATED AS OF 03/01/2020)

A.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Emerging Markets Equity Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Equity Fund

Federated International Growth Fund

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

Federated Mid-Cap Index Fund

Federated Muni and Stock Advantage Fund

Federated Strategic Value Dividend Fund

SEVENTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to change the name to certain Funds and add Hermes to certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 29, 2020.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Lori A. Hensler
Name: Lori A. Hensler
Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ James Farrell
Name: James Farrell
Title: Vice-President

SCHEDULE I

(UPDATED AS OF 06/29/2020)

A.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Strategic Value Dividend Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

EIGHTEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2020.

On behalf of each of the Funds indicated on
Schedule I of the Fund Accounting Agreement,
as amended from time to time

By: /s/ Ronald J. Ecoff
Name: Ronald J. Ecoff
Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/Kelly Carroll
Name: Kelly Carroll
Title: Vice-President

SCHEDULE I

(UPDATED AS OF 12/1/2020)

A.                  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

**Federated Hermes Global Strategic Value Dividend Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

**Will liquidate on January 22, 2021

NINETEENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2021.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/Ann M. Osti

Name: Ann M. Osti

Title: Director

SCHEDULE I

(UPDATED AS OF JUNE 1, 2021)

B.                  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

TWENTIETH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2022.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:/s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Ann M. Osti

Name: Ann M. Osti

Title: Director

SCHEDULE I

(UPDATED AS OF JUNE 1, 2022)

C.                  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

~~Federated Hermes Global Small Cap Fund~~

Federated Hermes International Developed Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

5/13/22 – Removed Federated Hermes Absolute Return Credit Fund

7/22/22 – Federated Hermes Global Small Cap Fund will liquidate.

TWENTY-FIRST AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of May 1, 2023.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:/s/ Ronald J. Ecoff___

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

SCHEDULE I

(UPDATED AS OF MAY 1, 2023)

A.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Michigan Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes Unconstrained Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

TWENTY-SECOND AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove a certain Fund from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2024.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By/s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

SCHEDULE I

(UPDATED AS OF March 1, 2024)

A.        Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes Global Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

TWENTY-THIRD AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove a certain Fund from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 1, 2024.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By/Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

SCHEDULE I

(UPDATED AS OF June 1, 2024)

A.                  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

~~*Federated Hermes Global Equity Fund~~

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

*Federated Hermes Global Equity Fund will liquidate on or about November 22, 2024.

TWENTY-FOURTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove a certain Fund from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2024.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:_/s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

SCHEDULE I

(UPDATED AS OF DECEMBER 1, 2024)

A.        Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

TWENTY-FIFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove a certain Fund from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of February 3, 2025.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:/s/ Ronald J. Ecoff

Name: Ronald J. Ecoff

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By:/s/ Nicole Fouron

Name: Nicole Fouron

Title: Managing Director

SCHEDULE I

(UPDATED AS OF FEBRUARY 3, 2025)

A.       Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

C.       Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

TWENTY-SIXTH AMENDMENT TO FUND ACCOUNTING AGREEMENT

This AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is made and entered into, as of the latest date on the signature page hereto (the “Effective Date”), by and between each of the investment companies listed on Schedule I to the Agreement, (each, a “Fund” and collectively, the “Funds”) and The Bank of New York Mellon (“BNY”). BNY and the Funds are collectively referred to as the “Parties” and individually as a “Party”.

WHEREAS, the Funds and BNY have entered into a Fund Accounting Agreement dated as of March 1, 2011 as amended, restated, supplemented or otherwise modified from time to time, (the “Agreement”); and

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and BNY desire to amend the Agreement as set forth herein to add a certain Fund to Schedule I.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and intending to be legally bound, the Parties agree as follows.

Schedule I of the Agreement is hereby amended to reflect the addition of the Federated Hermes Money Market Management Digital Treasury Fund.

Schedule I to the Agreement is hereby amended and restated in its entirety and replaced with the amended Schedule I attached hereto, which has been revised to incorporate the above referenced changes.

As hereby amended and supplemented, the Agreement shall remain in full force and effect in accordance with its terms. In the event of a conflict between the terms hereof and the Agreement, this Amendment shall control. From and after the Effective Date, any reference to the Agreement shall be a reference to the Agreement as amended hereby. Capitalized terms not specifically defined herein will have the same meaning ascribed to them under the Agreement.

This Amendment constitutes the sole and entire agreement among the Parties with respect to the matters dealt with herein, and merges, integrates and supersedes all prior and contemporaneous discussions, agreements and understandings between the Parties, whether oral or written, with respect to such matters.

This Amendment may be executed in any number of counterparts, either manually or by Electronic Signature, each of which will be deemed an original, and said counterparts when taken together will constitute one and the same instrument and may be sufficiently evidenced by one set of counterparts. Executed counterparts may be delivered by facsimile or email. “Electronic Signature” means an image, representation or symbol inserted into an electronic copy of the Amendment by electronic, digital or other technological methods.

The governing law provision of the Agreement shall be the governing law provision of this Amendment.

Each of the Parties represents and warrants to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind such Party or Parties to this Amendment, including by Electronic Signature, and any such Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

[Remainder of page intentionally left blank]
[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

THE BANK OF NEW YORK MELLON EACH OF THE REGISTERED INVESTMENT COMPANIES OR SERIES THEREOF LISTED ON EXHIBIT A ATTACHED HERETO

By: Allison M. Gardner	By: /s/ Ron Ecoff
Name: Allison M. Gardner	Name: Ron Ecoff
Title: Senior Vice President	Title: Assistant Treasurer
Date: Feb. 26, 2026	Date: Feb. 26, 2026

Exhibit A

SCHEDULE I

  Money Market Funds

Federated Hermes Capital Reserves Fund

Federated Hermes Government Obligations Tax-Managed Fund

Federated Hermes Government Reserves Fund

Federated Hermes U.S. Treasury Cash Reserves

Federated Hermes Money Market Management Digital Treasury Fund

  Muni Fixed Income Funds

Federated Hermes Intermediate Municipal Fund

Federated Hermes Municipal High Yield Advantage Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes Municipal Ultrashort Fund

Federated Hermes Ohio Municipal Income Fund

Federated Hermes Pennsylvania Municipal Income Fund

Federated Hermes Premier Municipal Income Fund

Federated Hermes Short-Intermediate Duration Municipal Fund

  Other Funds

Federated Hermes Emerging Market Debt Fund

Federated Hermes Emerging Markets Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes SDG Engagement High Yield Credit Fund

Federated Hermes US SMID Fund

Federated Hermes International Bond Strategy Portfolio

Federated Hermes International Dividend Strategy Portfolio

Federated Hermes International Equity Fund

Federated Hermes International Growth Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes International Strategic Value Dividend Fund

Federated Hermes Max-Cap Index Fund

Federated Hermes MDT Large Cap Value Fund

Federated Hermes Mid-Cap Index Fund

Federated Hermes Muni and Stock Advantage Fund

Federated Hermes Strategic Value Dividend Fund

EXECUTION

INVESTMENT COMPANY REPORTING

MODERNIZATION SERVICES AMENDMENT TO

FUND ACCOUNTING AGREEMENT

This Investment Company Reporting Modernization Services Amendment (the “Amendment”) is made as of March 1, 2018 by and between each of the registered investment companies listed on Schedule I to the Agreement (as defined below) as such Schedule I may be amended from time to time (each registered investment company, the “Fund”) and THE BANK OF NEW YORK MELLON (“BNY Mellon”).

BACKGROUND:

A.     WHEREAS, the Fund and BNY Mellon are parties to a Fund Accounting Agreement dated as of March 1, 2011, as amended (the “Agreement”);

B.      WHEREAS, this Amendment is an amendment to the Agreement and shall be applicable solely to the portfolios of the Fund identified at Exhibit 1 hereto (the “Portfolios”);

C.      WHEREAS, the Fund desires that BNY Mellon provide the investment company reporting modernization services described in this Amendment;

D.     WHEREAS, capitalized terms used in this Amendment shall have the meanings set forth in the Agreement unless otherwise defined herein, and all forms and rules referenced herein are in reference to forms and rules promulgated under the Investment Company Act of 1940, as amended; and

E.      WHEREAS, the Fund and BNY Mellon desire to amend the Agreement with respect to the foregoing;

TERMS:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.                   BNY Mellon shall provide the following services to the Fund for the Portfolios and the Agreement is hereby amended to include the following with the services described therein:

1.1   As selected by the Fund, BNY Mellon shall provide services following a shared service operating model. This operating model requires the Fund or adviser to file the reports described in the services noted below.

1.2   FORM N-PORT. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will collect, aggregate and normalize the data required for the submission of Form N-PORT, related filing types, and any forms adopted to replace such forms. BNY Mellon will review and transmit to the Funds’ third party filing agent each draft N-PORT and provide reasonable cooperation to the relevant Fund and/or such Fund’s third party agent as necessary to resolve any issues with the receipt of the Form N-PORT data provided.

1.2.1          The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-PORT.

1.3   FORM N-CEN. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will collect, aggregate and normalize the data required for the submission of Form N-CEN, related filing types, and any forms adopted to replace such forms. BNY Mellon will review and transmit to the Funds’ third party filing agent each draft N-CEN and provide reasonable cooperation to the relevant Fund and/or such Fund’s third party agent as necessary to resolve any issues with the receipt of the Form N-CEN data provided.

1.3.1          The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-CEN.

2.                   BNY Mellon shall not be responsible for: (a) delays in the transmission to it by the Fund, the Fund’s adviser and entities unaffiliated with BNY Mellon (collectively, for this Amendment, “Third Parties”) of data required for the reports described herein, (b) inaccuracies of, errors in or omissions of, such data provided to it by any Third Party, and (c) validation of such data provided to it by any Third Party. This Section 2 is a limitation of responsibility provision for the benefit of BNY Mellon, and shall not be used to imply any responsibility or liability against BNY Mellon.

3.                   The Fund shall be responsible for the retention of the filed reports described herein in accordance with any applicable rule or regulation.

4.                   Notwithstanding any provision of this Amendment, the services described herein are not, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Fund or any other person. Neither this Amendment nor the provision of the services establishes or is intended to establish an attorney-client relationship between BNY Mellon and the Fund or any other person.

5.                   As compensation for the services described herein, the Fund will pay to BNY Mellon such fees as may be agreed to in writing by the Fund and BNY Mellon.

6.                   Miscellaneous.

(a)    As hereby amended and supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control with respect to the services described herein.

(b)    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

(c)    If any provision or provisions of this Amendment shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers designated below on the date and year first above written.

EACH OF THE REGISTERED INVESTMENT

COMPANIES LISTED ON EXHIBIT I

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

II.     THE BANK OF NEW YORK MELLON

By: /s/Armando Fernandez

Name: Armando Fernandez

Title: Vice President

Date: March 2, 2018

EXHIBIT 1

N-PORT Services

Portfolio Name	ID, Cusip or Ticker Symbol
Federated Hermes Emerging Market Debt Fund	31428U771
Federated Hermes Emerging Market Debt Fund	31428U763
Federated Hermes Emerging Market Debt Fund	31428U755
Federated Hermes Emerging Market Debt Fund	31428U615
Federated Hermes Intermediate Municipal Fund	458810108
Federated Hermes Intermediate Municipal Fund	458810603
Federated Hermes Global Strategic Value Dividend Fund	31421N865
Federated Hermes Global Strategic Value Dividend Fund	31421N857
Federated Hermes Global Strategic Value Dividend Fund	31421N840
Federated Hermes Global Strategic Value Dividend Fund	31421N832
Federated Hermes Global Total Return Bond Fund	31420G408
Federated Hermes Global Total Return Bond Fund	31420G507
Federated Hermes Global Total Return Bond Fund	31420G606
Federated Hermes Global Total Return Bond Fund	31420G879
Federated Hermes International Bond Strategy Portfolio	31421P308
Federated Hermes International Dividend Strategy Portfolio	31421P605
Federated Hermes International Leaders Fund	31428U847
Federated Hermes International Leaders Fund	31428U839
Federated Hermes International Leaders Fund	31428U821
Federated Hermes International Leaders Fund	31428U623
Federated Hermes International Leaders Fund	31428U599
Federated Hermes International Leaders Fund	31428U581
Federated Hermes International Small-Mid Company Fund	31428U748
Federated Hermes International Small-Mid Company Fund	31428U730
Federated Hermes International Small-Mid Company Fund	31428U722
Federated Hermes International Small-Mid Company Fund	31428U631
Federated Hermes International Strategic Value Dividend Fund	314172388
Federated Hermes International Strategic Value Dividend Fund	314172370
Federated Hermes International Strategic Value Dividend Fund	314172362
Federated Hermes International Strategic Value Dividend Fund	31421N824
Federated Hermes Michigan Intermediate Municipal Fund	313923302
Federated Hermes Muni and Stock Advantage Fund	31420C837
Federated Hermes Muni and Stock Advantage Fund	31420C829
Federated Hermes Muni and Stock Advantage Fund	31420C811
Federated Hermes Muni and Stock Advantage Fund	31420C720
Federated Hermes Muni and Stock Advantage Fund	31420C654
Federated Hermes Municipal High Yield Advantage Fund	313923864
Federated Hermes Municipal High Yield Advantage Fund	313923856
Federated Hermes Municipal High Yield Advantage Fund	313923849
Federated Hermes Municipal High Yield Advantage Fund	313923831
Federated Hermes Municipal High Yield Advantage Fund	313923815
Federated Hermes Municipal Bond Fund, Inc.	313913105
Federated Hermes Municipal Bond Fund, Inc.	313913204
Federated Hermes Municipal Bond Fund, Inc.	313913303
Federated Hermes Municipal Bond Fund, Inc.	313913402
Federated Hermes Municipal Bond Fund, Inc.	313913600
Federated Hermes Municipal Ultrashort Fund	31417P866
Federated Hermes Municipal Ultrashort Fund	31417P858
Federated Hermes Ohio Municipal Income Fund	313923823
Federated Hermes Ohio Municipal Income Fund	313923609
Federated Hermes Pennsylvania Municipal Income Fund	313923708
Federated Hermes Pennsylvania Municipal Income Fund	313923807
Federated Hermes Premier Municipal Income Fund	31423P108
Federated Hermes Short-Intermediate Municipal Fund	313907305
Federated Hermes Short-Intermediate Municipal Fund	313907107
Federated Hermes Short-Intermediate Municipal Fund	313907206

N-CEN Services

Portfolio Name	ID, Cusip or Ticker Symbol and Fund
Federated Hermes Emerging Market Debt Fund	31428U771
Federated Hermes Emerging Market Debt Fund	31428U763
Federated Hermes Emerging Market Debt Fund	31428U755
Federated Hermes Emerging Market Debt Fund	31428U615
Federated Hermes Government Obligations Tax-Managed Fund	60934N856
Federated Hermes Government Obligations Tax-Managed Fund	60934N849
Federated Hermes Government Obligations Tax-Managed Fund	608919494
Federated Hermes Government Reserves Fund	608919205
Federated Hermes Government Reserves Fund	608919544
Federated Hermes Government Reserves Fund	608919536
Federated Hermes Government Reserves Fund	608919528
Federated Hermes Government Reserves Fund	908919510
Federated Hermes Intermediate Municipal Fund	458810108
Federated Hermes Intermediate Municipal Fund	458810603
Federated Hermes Global Strategic Value Dividend Fund	31421N865
Federated Hermes Global Strategic Value Dividend Fund	31421N857
Federated Hermes Global Strategic Value Dividend Fund	31421N840
Federated Hermes Global Strategic Value Dividend Fund	31421N832
Federated Hermes Global Total Return Bond Fund	31420G408
Federated Hermes Global Total Return Bond Fund	31420G507
Federated Hermes Global Total Return Bond Fund	31420G606
Federated Hermes Global Total Return Bond Fund	31420G879
Federated Hermes International Bond Strategy Portfolio	31421P308
Federated Hermes International Dividend Strategy Portfolio	31421P605
Federated Hermes International Leaders Fund	31428U847
Federated Hermes International Leaders Fund	31428U839
Federated Hermes International Leaders Fund	31428U821
Federated Hermes International Leaders Fund	31428U623
Federated Hermes International Leaders Fund	31428U599
Federated Hermes International Leaders Fund	31428U581
Federated Hermes International Small-Mid Company Fund	31428U748
Federated Hermes International Small-Mid Company Fund	31428U730
Federated Hermes International Small-Mid Company Fund	31428U722
Federated Hermes International Small-Mid Company Fund	31428U631
Federated Hermes International Strategic Value Dividend Fund	314172388
Federated Hermes International Strategic Value Dividend Fund	314172370
Federated Hermes International Strategic Value Dividend Fund	314172362
Federated Hermes International Strategic Value Dividend Fund	31421N824
Federated Hermes Michigan Intermediate Municipal Fund	313923302
Federated Hermes Muni and Stock Advantage Fund	31420C837
Federated Hermes Muni and Stock Advantage Fund	31420C829
Federated Hermes Muni and Stock Advantage Fund	31420C811
Federated Hermes Muni and Stock Advantage Fund	31420C720
Federated Hermes Muni and Stock Advantage Fund	31420C654
Federated Hermes Municipal High Yield Advantage Fund	313923864
Federated Hermes Municipal High Yield Advantage Fund	313923856
Federated Hermes Municipal High Yield Advantage Fund	313923849
Federated Hermes Municipal High Yield Advantage Fund	313923831
Federated Hermes Municipal High Yield Advantage Fund	313923815
Federated Hermes Municipal Bond Fund, Inc.	313913105
Federated Hermes Municipal Bond Fund, Inc.	313913204
Federated Hermes Municipal Bond Fund, Inc.	313913303
Federated Hermes Municipal Bond Fund, Inc.	313913402
Federated Hermes Municipal Bond Fund, Inc.	313913600
Federated Hermes Municipal Ultrashort Fund	31417P866
Federated Hermes Municipal Ultrashort Fund	31417P858
Federated Hermes Ohio Municipal Income Fund	313923823
Federated Hermes Ohio Municipal Income Fund	313923609
Federated Hermes Pennsylvania Municipal Income Fund	313923708
Federated Hermes Pennsylvania Municipal Income Fund	313923807
Federated Hermes Premier Municipal Income Fund	31423P108
Federated Hermes Short-Intermediate Municipal Trust	313907305
Federated Hermes Short-Intermediate Municipal Fund	313907107
Federated Hermes Short-Intermediate Municipal Fund	313907206
Federated Hermes U.S. Treasury Cash Reserves	60934N682
Federated Hermes U.S. Treasury Cash Reserves	60934N674

[          ]

AMENDMENT TO THE FUND ACCOUNTING AGREEMENT

(Tailored Shareholder Reports)

This Amendment is an amendment to the Fund Accounting Agreement between The Bank of New York Mellon (“BNY Mellon”) and the registered investment companies listed on Schedule I to the Fund Accounting Agreement (each a “Fund” and collectively the “Funds”) dated as of March 1, 2011, as it may be amended from time to time (the “Agreement”).

The date of this Amendment is March 1, 2024, but for clarity the terms of Section 1 and Section 2 of this Amendment are not effective until May 31, 2024.

Intending to be legally bound, BNY Mellon and the Funds hereby agree as follows:

1.       The description of services currently set forth in the Agreement relating to BNY Mellon’s preparation of annual and semi-annual shareholder reports is hereby deleted from the Agreement, the typesetting services that are currently applicable to BNY Mellon’s preparation of annual and semi-annual shareholder reports will no longer be applicable to BNY Mellon’s preparation of annual and semi-annual shareholder reports, and the following terms regarding BNY Mellon’s preparation of annual and semi-annual shareholder reports are hereby added to the Agreement:

a.       BNY Mellon will prepare a Fund’s respective class level annual and semi-annual shareholder reports with respect to a fund registered on Form N-1A for shareholder delivery, inclusion in Form N-CSR and webhosting, subject to the supervision and direction of the respective Fund and in accordance with procedures which may be established from time to time between the Fund and BNY Mellon.

•         The foregoing preparation of annual and semi-annual shareholder reports requires typesetting services, and the following terms apply to the typesetting services applicable to BNY Mellon’s preparation of the aforementioned annual and semi-annual shareholder reports:

o   BNY Mellon will create financial compositions for the applicable financial report and related EDGAR files.

o   BNY Mellon will maintain country codes, industry class codes, security class codes, and state codes.

o   BNY Mellon will create components that will specify the proper grouping and sorting for display of portfolio information.

o   BNY Mellon will create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter).

o   BNY Mellon will process, convert, and load security and general ledger data.

o   BNY Mellon will perform document publishing, including the output of print-ready PDF files and EDGAR html files (such EDGAR html files will be limited to one per the applicable financial report and unless mutually agreed to in writing between BNY Mellon and the Fund, BNY Mellon will use the same layout for production data for every successive reporting period). Such output will be provided to the Funds in the format agreed between BNY Mellon and the Funds in writing.

o   BNY Mellon will generate financial reports (using the capabilities of a financial printer or other vendor) which include the following:

▪  identifying information at the beginning of the shareholder report;

▪  class expense example;

▪  Management Discussion of Fund Performance (semi-annual shareholder report at the Fund’s option);

▪  key fund statistics including total advisory fees paid by the fund, portfolio turnover rate, net assets, and number of holdings, as applicable;

▪  graphical representation of holdings;

▪  material fund changes (if applicable) (semi-annual shareholder report at the Fund’s option);

▪  changes in and disagreements with accountants in summary form (if applicable);

▪  statement regarding the availability of certain additional information; and

▪  additional fund information as mutually agreed in writing between BNY Mellon and the Funds.

o   Unless mutually agreed in writing between BNY Mellon and the Funds, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of the Funds and upon the mutual written agreement of BNY Mellon and the Funds as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the financial printer or other applicable vendor to, change the format or layout of reports from time to time.

b.       BNY Mellon will prepare a Fund’s annual and semi-annual shareholder reports with respect to a fund not registered on Form N-1A for shareholder delivery and inclusion in Form N-CSR, subject to the supervision and direction of the respective Fund and in accordance with procedures which may be established from time to time between the Fund and BNY Mellon.

•         The foregoing preparation of annual and semi-annual shareholder reports requires typesetting services, and the following terms apply to the typesetting services applicable to BNY Mellon’s preparation of the aforementioned annual and semi-annual shareholder reports:

o   BNY Mellon will create financial compositions for the applicable financial report and related EDGAR files.

o   BNY Mellon will maintain country codes, industry class codes, security class codes, and state codes.

o   BNY Mellon will map individual general ledger accounts into master accounts to be displayed in the applicable financial reports.

o   BNY Mellon will create components that will specify the proper grouping and sorting for display of portfolio information.

o   BNY Mellon will create components that will specify the proper calculation and display of financial data required for each applicable financial report (except for identified manual entries, which BNY Mellon will enter).

o   BNY Mellon will process, convert, and load security and general ledger data.

o   BNY Mellon will include data in financial reports provided from external parties to BNY Mellon which includes, but is not limited to: shareholder letters, “Management Discussion and Analysis” commentary, notes on performance, notes to financials, report of independent auditors, fund management listing, service providers listing, and fund spectrums.

o   BNY Mellon will perform document publishing, including the output of print-ready PDF files and EDGAR html files (such EDGAR html files will be limited to one per the applicable financial report and unless mutually agreed to in writing between BNY Mellon and the Funds, BNY Mellon will use the same layout for production data for every successive reporting period). Such output will be provided to the Funds in the format agreed between BNY Mellon and the Funds in writing.

o   BNY Mellon will generate financial reports (using the capabilities of a financial printer or other vendor) which include the following:

▪  front/back cover;

▪  table of contents;

▪  shareholder letter;

▪  Management Discussion and Analysis commentary;

▪  sector weighting graphs/tables;

▪  disclosure of fund expenses;

▪  schedules of investments;

▪  statement of net assets;

▪  statements of assets and liabilities;

▪  statements of operation;

▪  statements of changes;

▪  statements of cash flows;

▪  financial highlights;

▪  notes to financial statements;

▪  report of independent registered public accounting firm;

▪  tax information; and

▪  additional fund information as mutually agreed in writing between BNY Mellon and the Funds.

o   Unless mutually agreed in writing between BNY Mellon and the Funds, BNY Mellon will use the same layout and format for every successive reporting period for the typeset reports. At the request of the Funds and upon the mutual written agreement of BNY Mellon and the Funds as to the scope of any changes and additional compensation of BNY Mellon, BNY Mellon will, or will cause the financial printer or other applicable vendor to, change the format or layout of reports from time to time.

2.       For clarity, BNY Mellon will continue to prepare each Fund’s schedule of investments, financial statements, financial highlights, and other detailed information for inclusion in Form N-CSR. The foregoing preparation of a schedule of investments, financial statements, financial highlights, and other detailed information requires typesetting services, and the typesetting services terms set forth in section 1(b) above apply to the typesetting services applicable to BNY Mellon’s preparation of the aforementioned schedule of investments, financial statements, financial highlights, and other detailed information. The aforementioned material will be provided to the Funds in the format agreed between BNY Mellon and the Funds.

3.       The parties hereto expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation, or symbol of a signature into an electronic copy of this Amendment by electronic, digital, or other technological methods. Each counterpart executed in accordance with the foregoing will be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, will constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

4.       As compensation for the services described herein, each Fund will pay to BNY Mellon such compensation as may be agreed to in writing by the Fund and BNY Mellon.

5.       Miscellaneous.

(a)       As hereby amended, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control with respect to the services described herein.

(b)       If any provision or provisions of this Amendment shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

Each party hereto has caused this Amendment to be executed by its duly authorized representative indicated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

Agreed:

Each of the registered investment companies	The Bank of New York Mellon
listed on Schedule I to the Agreement

By: /s/ Lori A Hensler	By: /s/ Nicole Fouran
Name: Lori A. Hensler	Name: Nicole Fouran
Title: Treasurer	Title: Managing Director